GUARANTY AGREEMENT

(Corporate)

THIS GUARANTY AGREEMENT (this “Guaranty”) is executed and delivered by Shimmick Corporation ("Guarantor") in favor of AQCF Titling Trust, an affiliate of Ansley Park Capital LLC, its successors and assigns ("Lender"), in connection with that certain Loan and Security Agreement dated as of March 31, 2025 (the “Loan Agreement”), by and between Lender and Rust Constructors Inc. and The Leasing Corporation (collectively, the "Borrower"), pursuant to which Borrower has borrowed or is to borrow certain funds from Lender, which indebtedness is or is to be evidenced by one or more promissory notes in substantially the form attached thereto as an exhibit (the Loan Agreement and all promissory notes heretofore or hereafter executed pursuant thereto being herein collectively referred to as the "Agreement"). Capitalized terms not defined in this Guaranty shall have the respective meanings assigned to them in the Loan Agreement.

In order to induce Lender to enter into the Agreement (execution and delivery hereof being a condition precedent to Lender's obligations under the Agreement), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby (if more than one, jointly and severally) UNCONDITIONALLY GUARANTEES:

(a)
the prompt payment of all principal of and interest on the promissory note(s) issued pursuant to the Agreement when due, whether by acceleration or otherwise;

(b)
the prompt performance by Borrower of all of its covenants and agreements in the Agreement after giving effect to all notice and cure periods set forth therein; and
(c)
the prompt payment at maturity by Borrower of any and all sums of money for which Borrower now is or may hereafter become indebted to Lender pursuant to the Agreement (collectively, the "Obligations").

1.
This Guaranty is a continuing one and shall terminate only upon the full payment of all sums due under the Obligations and the performance of all of the terms, covenants, obligations, indemnifications and conditions of the Obligations. Guarantor expressly waives the right to revoke or terminate this Guaranty, including any statutory right of revocation under the laws of any state. This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection).

2.
Guarantor authorizes Lender, with Borrower's consent where required, without notice or demand, and without affecting its liability hereunder, from time to time to: (a) change the amount, time or manner of payment of the sums required to be paid pursuant to the Agreement; (b) change any of the terms, covenants, conditions or provisions of the Agreement; (c) amend, modify, change or supplement the Agreement; (d) assign the Agreement or the sums payable under the Agreement; (e) consent to Borrower's assignment of the Agreement; (f) receive and hold security for the payment of this Guaranty or the performance of the Agreement, and exchange, enforce, waive and release any such security; and (g) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine.
3.
Guarantor waives any right to require Lender to: (a) proceed against Borrower, any other guarantor or any other person directly or contingently liable for the payment of any of the Obligations; (b) proceed against or exhaust any security held from Borrower, any other guarantor or any other person directly or contingently liable for the payment of any of the Obligations; (c) pursue any other remedy in Lender's power whatsoever; or (d) notify Guarantor of any adverse change in Borrower’s financial condition or of any default by Borrower in the payment of any sums required to be paid pursuant to the Agreement or in the performance of any term, covenant or condition therein required to be kept, observed or performed by Borrower. Guarantor waives any defense arising by reason of any disability or other defense of Borrower, any lack of authority of Borrower with respect to the Agreement, the invalidity, illegality or lack of enforceability of the Agreement from any cause whatsoever, the failure of Lender to perfect or maintain perfection of any interest in any collateral, or the cessation from any cause whatsoever of the liability of Borrower, and any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse

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against Guarantor; provided, however, that Guarantor does not waive any defense arising from the due performance by

Borrower of the terms and conditions of the Agreement.

Upon demand, Guarantor agrees to pay and perform the Obligations regardless of any existing or future offset or claim which may be asserted by Guarantor. This Guaranty and Guarantor's payment obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the Obligations is rescinded or must otherwise be restored or returned by Lender, all as though such payment had not been made. Lender's good faith determination as to whether a payment must be restored or returned shall be binding on Guarantor. Until the payment and performance in full of all of the Obligations, Guarantor waives and shall have no right of subrogation against Borrower, and waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender. Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of dishonor, and notices of acceptance of this Guaranty.

4.
Guarantor represents and warrants to Lender that, as of the Closing Date:

(a)
Guarantor has the form of business organization, and is and will remain duly organized and validly existing in good standing under the laws of the jurisdiction, specified below the signature of Guarantor.
(b)
The execution, delivery and performance hereof: (1) have been duly authorized by all necessary action consistent with Guarantor’s form of organization; (2) do not require any approval or consent of any stockholder, member, partner, trustee or holder of any obligations of Guarantor except such as have been duly obtained; and (3) do not and will not contravene any law, governmental rule, regulation or order now binding on Guarantor, or the organizational documents of Guarantor, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Guarantor under, any indenture, mortgage, contract or other agreement to which Guarantor is a party or by which it or its property is bound, which, either individually or in the aggregate, would have a Material Adverse Effect (defined below).

(c)
The financial statements of Guarantor (copies of which have been furnished to Lender) have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP"), and fairly present Guarantor's financial condition and the results of its operations in all material respects as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations.

(d)
This Guaranty constitutes the legal, valid and binding obligation of Guarantor, (if more than one, jointly and severally) enforceable against Guarantor in accordance with the terms hereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and by applicable laws (including any applicable common law and equity) and judicial decisions which may affect the remedies provided herein.

(e)
Except as previously disclosed to Lender in Schedule 4.06 to the Loan Agreement, there are no pending actions or proceedings to which Guarantor is a party, and there are no other pending or threatened actions or proceedings of which Guarantor has knowledge, before any court, arbitrator or administrative agency, which, either individually or in the aggregate, would have a Material Adverse Effect. As used herein, "Material Adverse Effect" shall mean a material adverse effect on (1) the business, assets, operations or financial condition of Guarantor, (2) Guarantor’s ability to pay or perform the Obligations or to perform its obligations under or to remain in compliance with this Guaranty, or (3) Lender’s rights and remedies under this Guaranty. Further, Guarantor is not in default under any material obligation for the deferred purchase price of property or for the payment of any rent which, either individually or in the aggregate, would have a Material Adverse Effect.

(f)
Guarantor acknowledges and agrees that it will enjoy a substantial economic benefit by virtue of the extension of credit by Lender to Borrower pursuant to the Agreement.

Guarantor covenants and agrees that: (a) it will provide to Lender: (1) within one hundred twenty (120) days after the end of each fiscal year of Guarantor, the balance sheet and related statement of income and statement of changes in financial position of Guarantor, prepared in accordance with GAAP, all in reasonable detail and certified by independent certified public accountants of recognized standing selected by Guarantor and reasonably acceptable to Lender; (2) within sixty (60) days after the end of each quarter of Guarantor's fiscal year, the balance sheet and related statement of income and statement of changes in financial position of Guarantor for such quarter, prepared in accordance with GAAP; and (3) within thirty (30) days after the date on which they are filed, all regular periodic reports, forms and other filings required to be made by Guarantor to the Securities and Exchange Commission (“SEC”) if any, as and when filed (by furnishing these SEC forms, or making them publicly available in electronic form, in each case, within the time periods set forth in clauses (1) and (2), Guarantor shall be deemed to have satisfied the requirements of clauses (1), (2) and (3)); (b) it will promptly execute and deliver to Lender such further documents, instruments and assurances and take such further action as Lender from time to time may reasonably request in order to carry out the intent and purpose of this Guaranty and to establish and protect the rights and remedies created or intended to be created in favor of Lender hereunder; (c) it has been advised by Lender that Lender began complying with Section 326 of the USA Patriot Act effective October 1, 2003. The parties hereto acknowledge that to help the United States government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, record and update information that identifies each person establishing a relationship or opening an account. Guarantor agrees to provide to Lender such information as it may request, from time to time, in order for Lender and its parents, to satisfy the requirements of the USA Patriot Act, including, but not limited to, the name, address, tax identification number, date of birth, and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account. Lender may also ask to see formation documents such as articles of incorporation or a driver’s license, as applicable, or other identifying documents; and (d) it is and will remain in full compliance with all Applicable Laws including, without limitation, (1) ensuring that no Person who owns a controlling interest in or otherwise controls Guarantor is or shall be (A) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation, or (B) a Person designated under Sections 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (2) compliance with all applicable Bank Secrecy Act (“BSA”) laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.

5.
A default shall be deemed to have occurred hereunder ("Default") if: (a) Guarantor shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder and such failure shall continue unremedied for a period of thirty (30) days after the earlier of the actual knowledge of Guarantor or written notice thereof to Guarantor by Lender; (b) a payment or other default by Guarantor under any loan, lease, guaranty or other financial obligation to Lender or its affiliates which default entitles the other party to such obligation to exercise remedies; (c) a payment or other default by Guarantor under any material loan, lease, guaranty or other material financial obligation to any third party which default has been declared; (d) a material inaccuracy in any representation or breach of warranty by Guarantor (including any false or misleading representation or warranty) hereunder, including but not limited to in any financial statement or Loan Document; (e) the failure by Guarantor generally to pay its debts as they become due or its admission in writing of its inability pay the same; (f) the commencement of any bankruptcy, insolvency, receivership or similar proceeding by or against Guarantor or any of its properties or business (unless, if involuntary, the proceeding is dismissed within sixty (60) days of the filing thereof) or the rejection of this Guaranty or any other Loan Document in any such proceeding; (g) Guarantor shall (1) enter into any transaction of merger or consolidation where Guarantor is not the surviving entity (such actions being referred to as an "Event"), unless the surviving entity is organized and existing under the Laws of the United States or any state, and prior to such Event: (A) such Person executes and delivers to Lender (x) an agreement satisfactory to Lender, in its sole discretion, containing such Person's effective assumption, and its agreement to pay, perform, comply with and otherwise be liable for, in a due and punctual manner, all of Guarantor's obligations having previously arisen, or then or thereafter arising, under this Guaranty, and (y) any and all other documents, agreements, instruments, certificates, opinions and filings requested by Lender; and (B) Lender is satisfied as to the creditworthiness of such Person, and as to such Person's conformance to the other standard criteria then used by Lender when approving transactions similar to the transactions contemplated in this Guaranty; (2) cease to do business as a going concern, liquidate, or dissolve; or (3) sell, transfer, or otherwise dispose of all or substantially all of its assets or property; (h) if Guarantor is privately held and effective control of Guarantor's voting capital stock/membership interests/partnership interests, issued and outstanding from time to time, is not controlled by the present holders (unless Guarantor shall have provided thirty (30) days' prior written notice to Lender of the proposed disposition and Lender shall have consented thereto in writing); (i) if Guarantor is a publicly held corporation and Permitted Holders shall cease to own and control legally and beneficially (free and clear of all Liens), either directly or indirectly, at least 50% of the issued and outstanding shares of equity interests of Holdings entitled (without regard to the occurrence of any contingency) to vote for the election of members of the board of directors of Holdings or (j) Guarantor shall breach its covenant pursuant to Section 5(d) hereof or shall fail to comply with any financial covenants contained herein.

Upon a Default hereunder, Lender may, at its option, declare this Guaranty to be in default by written notice to Guarantor (without election of remedies), and at any time thereafter, may do any one or more of the following, all of which are hereby authorized by Guarantor:

A.
declare the Agreement to be in default and thereafter sue for and recover all liquidated damages, accelerated payments and/or other sums otherwise recoverable from Borrower thereunder; and/or

B.
sue for and recover all reasonable damages then or thereafter incurred by Lender as a result of such Default; and/or

C.
seek specific performance of Guarantor's obligations hereunder.

In addition, Guarantor shall be liable for all reasonable attorneys' fees and other reasonable costs and expenses incurred by reason of any Default or the exercise of Lender's remedies hereunder and/or under the Agreement. No right or remedy referred to in this Section is intended to be exclusive, but each shall be cumulative, and shall be in addition to any other remedy referred to above or otherwise available at law or in equity, and may be exercised concurrently or separately from time to time.

The failure of Lender to exercise the rights granted hereunder upon any Default by Guarantor shall not constitute a waiver of any such right upon the continuation or reoccurrence of any such Default.

The obligations of Guarantor hereunder are independent of the obligations of Borrower. A separate action or actions may be brought and prosecuted against Guarantor (or, if more than one, any thereof) whether an action is brought against Borrower or whether Borrower be joined in any such action or actions.

8.
(a) Any and all payments to Lender by Guarantor hereunder shall be made free and clear of and without deduction for any and all Taxes, except as required by Applicable Law, to such account or address as Lender shall specify from time to time in writing. If Guarantor shall be required by Applicable Law to deduct any Tax from or in respect of any sum payable hereunder, then Guarantor shall be entitled to make such deduction and the amount payable to the Lender shall be increased so that, after making such required deduction, Lender receives an amount equal to that which it would have received had no such deduction been made; provided that Lender has provided Guarantor with a properly completed and executed IRS Form W-9 (or successor form) prior to such payment certifying that Lender is exempt from U.S. federal backup withholding.

(b) In addition, as part of Guarantor’s Obligations hereunder, Guarantor shall pay any and all present or future Taxes (i) due and required to be paid by Borrower pursuant to the Loan Agreement, to the extent Borrower fails to pay such Taxes, or (ii) that may arise from any payment made pursuant to this Guaranty; provided, however, that clause (ii) shall not apply with respect to any taxes imposed on or measured by the net income of Lender and shall not be interpreted to require Guarantor to pay to Lender any tax gross-up that Guarantor is not required to pay under Section 8(a) hereof.

9.
Guarantor shall make all payments due hereunder in Dollars and this obligation shall not be discharged by any tender or judgment which is expressed in or converted into any currency other than Dollars, except to the extent resulting in the actual receipt by Lender of the full amount of Dollars payable hereunder. Such obligation to pay in Dollars shall be enforceable as an additional cause of action to recover in Dollars the amount, if any, by which such actual receipt shall fall short of the full amount of Dollars payable hereunder.

10.
This Guaranty Agreement and all other documents related thereto, and the rights and obligations of the parties hereunder and thereunder, shall in all respects be governed by and construed in accordance with the internal laws of the State of New York (without regard to conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), including all matters of construction, validity and performance.

11.
To the fullest extent permitted by law, the parties hereby unconditionally and irrevocably waive any claim to assert that the law of any jurisdiction, other than the State of New York, governs this Guaranty Agreement or any of the other documents related thereto. Any legal action or proceeding with respect to this Guaranty Agreement or any related document, shall be brought exclusively in the courts of the State of New York located in the City of New York, or the federal courts for the Southern District of New York, and, by execution and delivery of this Guaranty Agreement, each party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that nothing herein shall limit the right of the Lender to commence any proceeding in the federal or state courts of any other jurisdiction to the extent the Lender determines that such action is necessary or appropriate to exercise its rights or remedies under the Guaranty Agreement and related documents. The parties hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any party may hereafter have to the bringing of any such action or proceeding in such jurisdictions.

12.
THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY CLAIM, CAUSE OF ACTION, SUIT, PROCEEDING OR COUNTERCLAIM BASED UPON OR ARISING OUT OF, IN CONNECTION WITH OR RELATING DIRECTLY OR INDIRECTLY TO THIS GUARANTY AGREEMENT OR ANY OF THE OTHER RELATED DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS OR SUBJECT MATTER CONTEMPLATED HEREBY OR THEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING CONTRACT CLAIMS, TORT

CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS).

. The obligations of Guarantor under this Guaranty may not be assigned or delegated without the prior written consent of Lender. This Guaranty shall inure to the benefit of Lender, its successors and assigns, but only to the extent that such successor and assign also is assigned the Loan in accordance with the Agreement, and shall be binding upon the permitted successors and permitted assigns of Guarantor (in accordance with the provisions of the Agreement).

. All notices hereunder shall be in writing, personally delivered, delivered by overnight courier service, sent by electronic transmission (with confirmation of receipt), or sent by certified mail, return receipt requested, addressed as follows:

If to Guarantor: Shimmick Corporation

530 Technology Drive, Suite 300 . Irvine, CA 92618 . Amanda Mobley .

E-mail: __________________________

If to Lender: AQCF Titling Trust

120 Cockeysville Road, Suite 200

Cockeysville, MD 21030

Attn: Contracts Administration

or to such other address as such party shall from time to time designate in writing to the other party; and shall be effective from the date of receipt.

. This Guaranty constitutes the entire agreement between the parties with respect to the subject matter hereof and shall not be rescinded, amended or modified in any manner except by a document in writing executed by both parties. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, Guarantor has executed this Agreement of Guaranty as of the_ day of March, 2025.

ATTEST: Shimmick Corporation

____________

Title: Executive Vice President, Chief Financial Officer, and Treasurer

Form of Organization: Corporation Jurisdiction of Organization: California

Federal Employer Identification No.: 94-3107390 Headquarters Address: 530 Technology Drive, Suite 300

Irvine, CA 92618

GUARANTY AGREEMENT

(Corporate)

THIS GUARANTY AGREEMENT (this “Guaranty”) is executed and delivered by Shimmick Construction Company, Inc. ("Guarantor") in favor of AQCF Titling Trust, an affiliate of Ansley Park Capital LLC, its successors and assigns ("Lender"), in connection with that certain Loan and Security Agreement dated as of March 31, 2025 (the “Loan Agreement”), by and between Lender and Rust Constructors Inc. and The Leasing Corporation (collectively, the "Borrower"), pursuant to which Borrower has borrowed or is to borrow certain funds from Lender, which indebtedness is or is to be evidenced by one or more promissory notes in substantially the form attached thereto as an exhibit (the Loan Agreement and all promissory notes heretofore or hereafter executed pursuant thereto being herein collectively referred to as the "Agreement"). Capitalized terms not defined in this Guaranty shall have the respective meanings assigned to them in the Loan Agreement.

In order to induce Lender to enter into the Agreement (execution and delivery hereof being a condition precedent to Lender's obligations under the Agreement), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Guarantor hereby (if more than one, jointly and severally) UNCONDITIONALLY GUARANTEES:

(a)
the prompt payment of all principal of and interest on the promissory note(s) issued pursuant to the Agreement when due, whether by acceleration or otherwise;

(b)
the prompt performance by Borrower of all of its covenants and agreements in the Agreement after giving effect to all notice and cure periods set forth therein; and
(c)
the prompt payment at maturity by Borrower of any and all sums of money for which Borrower now is or may hereafter become indebted to Lender pursuant to the Agreement (collectively, the "Obligations").

1.
This Guaranty is a continuing one and shall terminate only upon the full payment of all sums due under the Obligations and the performance of all of the terms, covenants, obligations, indemnifications and conditions of the Obligations. Guarantor expressly waives the right to revoke or terminate this Guaranty, including any statutory right of revocation under the laws of any state. This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection).

2.
Guarantor authorizes Lender, with Borrower's consent where required, without notice or demand, and without affecting its liability hereunder, from time to time to: (a) change the amount, time or manner of payment of the sums required to be paid pursuant to the Agreement; (b) change any of the terms, covenants, conditions or provisions of the Agreement; (c) amend, modify, change or supplement the Agreement; (d) assign the Agreement or the sums payable under the Agreement; (e) consent to Borrower's assignment of the Agreement; (f) receive and hold security for the payment of this Guaranty or the performance of the Agreement, and exchange, enforce, waive and release any such security; and (g) apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine.
3.
Guarantor waives any right to require Lender to: (a) proceed against Borrower, any other guarantor or any other person directly or contingently liable for the payment of any of the Obligations; (b) proceed against or exhaust any security held from Borrower, any other guarantor or any other person directly or contingently liable for the payment of any of the Obligations; (c) pursue any other remedy in Lender's power whatsoever; or (d) notify Guarantor of any adverse change in Borrower’s financial condition or of any default by Borrower in the payment of any sums required to be paid pursuant to the Agreement or in the performance of any term, covenant or condition therein required to be kept, observed or performed by Borrower. Guarantor waives any defense arising by reason of any disability or other defense of Borrower, any lack of authority of Borrower with respect to the Agreement, the invalidity, illegality or lack of enforceability of the Agreement from any cause whatsoever, the failure of Lender to perfect or maintain perfection of any interest in any collateral, or the cessation from any cause whatsoever of the liability of Borrower, and any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse against Guarantor; provided, however, that Guarantor does not waive any defense arising from the due performance by Borrower of the terms and conditions of the Agreement.

Upon demand, Guarantor agrees to pay and perform the Obligations regardless of any existing or future offset or claim which may be asserted by Guarantor. This Guaranty and Guarantor's payment obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment of any of the Obligations is rescinded or must otherwise be restored or returned by Lender, all as though such payment had not been made. Lender's good faith determination as to whether a payment must be restored or returned shall be binding on Guarantor. Until the payment and performance in full of all of the Obligations, Guarantor waives and shall have no right of subrogation against Borrower, and waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender. Guarantor waives all presentments, demands for performance, notices of non-performance, protests, notices of dishonor, and notices of acceptance of this Guaranty.

4.
Guarantor represents and warrants to Lender that, as of the Closing Date:
(a)
Guarantor has the form of business organization, and is and will remain duly organized and validly existing in good standing under the laws of the jurisdiction, specified below the signature of Guarantor.

(b)
The execution, delivery and performance hereof: (1) have been duly authorized by all necessary action consistent with Guarantor’s form of organization; (2) do not require any approval or consent of any stockholder, member, partner, trustee or holder of any obligations of Guarantor except such as have been duly obtained; and (3) do not and will not contravene any law, governmental rule, regulation or order now binding on Guarantor, or the organizational documents of Guarantor, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Guarantor under, any indenture, mortgage, contract or other agreement to which Guarantor is a party or by which it or its property is bound, which, either individually or in the aggregate, would have a Material Adverse Effect (defined below).
(c)
The financial statements of Guarantor (copies of which have been furnished to Lender) have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP"), and fairly present Guarantor's financial condition and the results of its operations in all material respects as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations.

(d)
This Guaranty constitutes the legal, valid and binding obligation of Guarantor, (if more than one, jointly and severally) enforceable against Guarantor in accordance with the terms hereof, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and by applicable laws (including any applicable common law and equity) and judicial decisions which may affect the remedies provided herein.

(e)
Except as previously disclosed to Lender in Schedule 4.06 to the Loan Agreement, there are no pending actions or proceedings to which Guarantor is a party, and there are no other pending or threatened actions or proceedings of which Guarantor has knowledge, before any court, arbitrator or administrative agency, which, either individually or in the aggregate, would have a Material Adverse Effect. As used herein, "Material Adverse Effect" shall mean a material adverse effect on (1) the business, assets, operations or financial condition of Guarantor, (2) Guarantor’s ability to pay or perform the Obligations or to perform its obligations under or to remain in compliance with this Guaranty, or (3) Lender’s rights and remedies under this Guaranty. Further, Guarantor is not in default under any material obligation for the deferred purchase price of property or for the payment of any rent which, either individually or in the aggregate, would have a Material Adverse Effect.

(f)
Guarantor acknowledges and agrees that it will enjoy a substantial economic benefit by virtue of the extension of credit by Lender to Borrower pursuant to the Agreement.

5.
Guarantor covenants and agrees that: (a) it will provide to Lender: (1) within one hundred twenty (120) days after the end of each fiscal year of Guarantor, the balance sheet and related statement of income and statement of changes in financial position of Guarantor, prepared in accordance with GAAP, all in reasonable detail and certified by independent certified public accountants of recognized standing selected by Guarantor and reasonably acceptable to Lender; (2) within sixty (60) days after the end of each quarter of Guarantor's fiscal year, the balance sheet and related statement of income and statement of changes in financial position of Guarantor for such quarter, prepared in accordance with GAAP; and (3) within thirty (30) days after the date on which they are filed, all regular periodic reports, forms and other filings required to be made by Guarantor to the Securities and Exchange Commission (“SEC”) if any, as and when filed (by furnishing these SEC forms, or making them publicly available in electronic form, in each case, within the time periods set forth in clauses (1) and (2), Guarantor shall be deemed to have satisfied the requirements of clauses (1), (2) and (3)); (b) it will promptly execute and deliver to Lender such further documents, instruments and assurances and take such further action as Lender from time to time may reasonably request in order to carry out the intent and purpose of this Guaranty and to establish and protect the rights and remedies created or intended to be created in favor of Lender hereunder; (c) it has been advised by Lender that Lender began complying with Section 326 of the USA Patriot Act effective October 1, 2003. The parties hereto acknowledge that to help the United States government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, record and update information that identifies each person establishing a relationship or opening an account. Guarantor agrees to provide to Lender such information as it may request, from time to time, in order for Lender and its parents, to satisfy the requirements of the USA Patriot Act, including, but not limited to, the name, address, tax identification number, date of birth, and other information that will allow it to identify the individual or entity who is establishing the relationship or opening the account. Lender may also ask to see formation documents such as articles of incorporation or a driver’s license, as applicable, or other identifying documents; and (d) it is and will remain in full compliance with all Applicable Laws including, without limitation, (1) ensuring that no Person who owns a controlling interest in or otherwise controls Guarantor is or shall be (A) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation, or (B) a Person designated under Sections 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (2) compliance with all applicable Bank Secrecy Act (“BSA”) laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations.

6.
A default shall be deemed to have occurred hereunder ("Default") if: (a) Guarantor shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder and such failure shall continue unremedied for a period of thirty (30) days after the earlier of the actual knowledge of Guarantor or written notice thereof to Guarantor by Lender; (b) a payment or other default by Guarantor under any loan, lease, guaranty or other financial obligation to Lender or its affiliates which default entitles the other party to such obligation to exercise remedies; (c) a payment or other default by Guarantor under any material loan, lease, guaranty or other material financial obligation to any third party which default has been declared; (d) a material inaccuracy in any representation or breach of warranty by Guarantor (including any false or misleading representation or warranty) hereunder, including but not limited to in any financial statement or Loan Document; (e) the failure by Guarantor generally to pay its debts as they become due or its admission in writing of its inability pay the same; (f) the commencement of any bankruptcy, insolvency, receivership or similar proceeding by or against Guarantor or any of its properties or business (unless, if involuntary, the proceeding is dismissed within sixty (60) days of the filing thereof) or the rejection of this Guaranty or any other Loan Document in any such proceeding; (g) Guarantor shall (1) enter into any transaction of merger or consolidation where Guarantor is not the surviving entity (such actions being referred to as an "Event"), unless the surviving entity is organized and existing under the Laws of the United States or any state, and prior to such Event: (A) such Person executes and delivers to Lender (x) an agreement satisfactory to Lender, in its sole discretion, containing such Person's effective assumption, and its agreement to pay, perform, comply with and otherwise be liable for, in a due and punctual manner, all of Guarantor's obligations having previously arisen, or then or thereafter arising, under this Guaranty, and (y) any and all other documents, agreements, instruments, certificates, opinions and filings requested by Lender; and (B) Lender is satisfied as to the creditworthiness of such Person, and as to such Person's conformance to the other standard criteria then used by Lender when approving transactions similar to the transactions contemplated in this Guaranty; (2) cease to do business as a going concern, liquidate, or dissolve; or (3) sell, transfer, or otherwise dispose of all or substantially all of its assets or property; (h) if Guarantor is privately held and effective control of Guarantor's voting capital stock/membership interests/partnership interests, issued and outstanding from time to time, is not controlled by the present holders (unless Guarantor shall have provided thirty (30) days' prior written notice to Lender of the proposed disposition and Lender shall have consented thereto in writing); (i) if Guarantor is a publicly held corporation and Permitted Holders shall cease to own and control legally and beneficially (free and clear of all Liens), either directly or indirectly, at least 50% of the issued and outstanding shares of equity interests of Holdings entitled (without regard to the occurrence of any contingency) to vote for the election of members of the board of directors of Holdings or (j) Guarantor shall breach its covenant pursuant to Section 5(d) hereof or shall fail to comply with any financial covenants contained herein.

Upon a Default hereunder, Lender may, at its option, declare this Guaranty to be in default by written notice to Guarantor (without election of remedies), and at any time thereafter, may do any one or more of the following, all of which are hereby authorized by Guarantor:

A.
declare the Agreement to be in default and thereafter sue for and recover all liquidated damages, accelerated payments and/or other sums otherwise recoverable from Borrower thereunder; and/or
B.
sue for and recover all reasonable damages then or thereafter incurred by Lender as a result of such Default; and/or

C.
seek specific performance of Guarantor's obligations hereunder.

In addition, Guarantor shall be liable for all reasonable attorneys' fees and other reasonable costs and expenses incurred by reason of any Default or the exercise of Lender's remedies hereunder and/or under the Agreement. No right or remedy referred to in this Section is intended to be exclusive, but each shall be cumulative, and shall be in addition to any other remedy referred to above or otherwise available at law or in equity, and may be exercised concurrently or separately from time to time.

The failure of Lender to exercise the rights granted hereunder upon any Default by Guarantor shall not constitute a waiver of any such right upon the continuation or reoccurrence of any such Default.

The obligations of Guarantor hereunder are independent of the obligations of Borrower. A separate action or actions may be brought and prosecuted against Guarantor (or, if more than one, any thereof) whether an action is brought against Borrower or whether Borrower be joined in any such action or actions.

8.
(a) Any and all payments to Lender by Guarantor hereunder shall be made free and clear of and without deduction for any and all Taxes, except as required by Applicable Law, to such account or address as Lender shall specify from time to time in writing. If Guarantor shall be required by Applicable Law to deduct any Tax from or in respect of any sum payable hereunder, then Guarantor shall be entitled to make such deduction and the amount payable to the Lender shall be increased so that, after making such required deduction, Lender receives an amount equal to that which it would have received had no such deduction been made; provided that Lender has provided Guarantor with a properly completed and executed IRS Form W-9 (or successor form) prior to such payment certifying that Lender is exempt from U.S. federal backup withholding.

(b) In addition, as part of Guarantor’s Obligations hereunder, Guarantor shall pay any and all present or future Taxes (i) due and required to be paid by Borrower pursuant to the Loan Agreement, to the extent Borrower fails to pay such Taxes, or (ii) that may arise from any payment made pursuant to this Guaranty; provided, however, that clause (ii) shall not apply with respect to any taxes imposed on or measured by the net income of Lender and shall not be interpreted to require Guarantor to pay to Lender any tax gross-up that Guarantor is not required to pay under Section 8(a) hereof.

9.
Guarantor shall make all payments due hereunder in Dollars and this obligation shall not be discharged by any tender or judgment which is expressed in or converted into any currency other than Dollars, except to the extent resulting in the actual receipt by Lender of the full amount of Dollars payable hereunder. Such obligation to pay in Dollars shall be enforceable as an additional cause of action to recover in Dollars the amount, if any, by which such actual receipt shall fall short of the full amount of Dollars payable hereunder.

10.
This Guaranty Agreement and all other documents related thereto, and the rights and obligations of the parties hereunder and thereunder, shall in all respects be governed by and construed in accordance with the internal laws of the State of New York (without regard to conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), including all matters of construction, validity and performance.

11.
To the fullest extent permitted by law, the parties hereby unconditionally and irrevocably waive any claim to assert that the law of any jurisdiction, other than the State of New York, governs this Guaranty Agreement or any of the other documents related thereto. Any legal action or proceeding with respect to this Guaranty Agreement or any related document, shall be brought exclusively in the courts of the State of New York located in the City of New York, or the federal courts for the Southern District of New York, and, by execution and delivery of this Guaranty Agreement, each party hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts; provided that nothing herein shall limit the right of the Lender to commence any proceeding in the federal or state courts of any other jurisdiction to the extent the Lender determines that such action is necessary or appropriate to exercise its rights or remedies under the Guaranty Agreement and related documents. The parties hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any party may hereafter have to the bringing of any such action or proceeding in such jurisdictions.

12.
THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY CLAIM, CAUSE OF ACTION, SUIT, PROCEEDING OR COUNTERCLAIM BASED UPON OR ARISING OUT OF, IN CONNECTION WITH OR RELATING DIRECTLY OR INDIRECTLY TO THIS GUARANTY AGREEMENT OR ANY OF THE OTHER RELATED DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS OR SUBJECT MATTER CONTEMPLATED HEREBY OR THEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS).

. The obligations of Guarantor under this Guaranty may not be assigned or delegated without the prior written consent of Lender. This Guaranty shall inure to the benefit of Lender, its successors and assigns, but only to the extent that such successor and assign also is assigned the Loan in accordance with the Agreement, and shall be binding upon the permitted successors and permitted assigns of Guarantor (in accordance with the provisions of the Agreement).

. All notices hereunder shall be in writing, personally delivered, delivered by overnight courier service, sent by electronic transmission (with confirmation of receipt), or sent by certified mail, return receipt requested, addressed as follows:

If to Guarantor: Shimmick Construction Company, Inc. 530 Technology Drive, Suite 300 . Irvine, CA 92618 . Amanda Mobley .

E-mail: ________________________

If to Lender: AQCF Titling Trust

120 Cockeysville Road, Suite 200

Cockeysville, MD 21030

Attn: Contracts Administration

or to such other address as such party shall from time to time designate in writing to the other party; and shall be effective from the date of receipt.

. This Guaranty constitutes the entire agreement between the parties with respect to the subject matter hereof and shall not be rescinded, amended or modified in any manner except by a document in writing executed by both parties. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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IN WITNESS WHEREOF, Guarantor has executed this Agreement of Guaranty as of the_ day of March, 2025.

ATTEST: Shimmick Construction Company, Inc.

By: __

Name: Amanda Mobley

Title: Executive Vice President, Chief Financial Officer, and Treasurer

Form of Organization: Corporation Jurisdiction of Organization: California

Federal Employer Identification No.: 94-3107390 Headquarters Address: 530 Technology Drive, Suite 300

Irvine, CA 92618